Exhibit 99.1

Rafael Holdings Announces up to $5 Million Share Repurchase Program

Announces expanded search for strategic opportunities beyond biopharma

NEWARK, NJ – April 4, 2023 (GLOBE NEWSWIRE) - Rafael Holdings, Inc. (NYSE: RFL), today announced that its Board of Directors has authorized the repurchase of up to $5 million of the Company's Class B common stock.

“We remain committed to strategically and opportunistically deploying capital to drive long-term stockholder value. In the current macroeconomic environment, given the strength of our balance sheet and our share price, we believe that repurchasing our Class B common stock would be a compelling utilization of a portion of our resources. It also demonstrates the confidence we have in our long-term value creation strategy,” said Bill Conking, CEO of Rafael Holdings.

Mr. Conkling added, “Our Executive Chairman, Howard Jonas, has a strong track record of identifying opportunistic investment opportunities that deliver long term shareholder value time and time again. In light of current conditions, we have made the determination to look to leverage his business development expertise to seek out, evaluate and potentially invest in areas within and beyond biopharma.”

The Company may repurchase shares from time to time through open market purchases, in privately negotiated transactions or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing and total amount of stock repurchases will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices, and other considerations. The authorization may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of Class B common stock.

About Rafael Holdings, Inc.

Rafael Holdings is a holding company with interests in clinical and early-stage pharmaceutical and other companies, including an investment in Cornerstone Pharmaceuticals, Inc., formerly known as Rafael Pharmaceuticals Inc., a cancer metabolism-based therapeutics company. The Company’s primary focus has been to invest in, fund, and develop novel cancer therapies. We seek to expand our portfolio through strategic opportunistic investments and or acquisitions within and outside the pharmaceutical and biotech sectors.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of our product candidates; plans regarding the further evaluation of clinical data; and the potential of our pipeline, including our internal cancer metabolism research programs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of public health threats, including COVID-19, on our business and operations; clinical trials of product candidates may not be successful; our pharmaceutical companies may not be able to develop any medicines of commercial value; our pharmaceutical companies may not be successful in their efforts to identify or discover potential product candidates; the manufacturing and manufacturing development of our products and product candidates present technological, logistical and regulatory risks, each of which may adversely affect our potential revenue; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; our product candidates may cause serious adverse side effects; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; risks relating to intellectual property and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended July 31, 2022, and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contact:

Barbara Ryan

Barbara.ryan@rafaelholdings.com

(203) 274-2825

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